Exhibit 99.1

2019 ANNUAL SHAREHOLDERS’ MEETING 1

Executive Management Team Scott Dueser Chairman of the Board, President and Chief Executive Officer 43 48 At FFIN In Banking 2

Executive Management Team Ron Butler Executive Vice President Chief Administrative Officer 26 37 At FFIN In Banking Tim Collard Executive Vice President Lending 27 38 At FFIN In Banking 3

Executive Management Team Troy Fore President First Financial Mortgage 4 38 At FFIN In Banking Gary S. Gragg Executive Vice President Chief Lending Officer 2840 At FFIN In Banking 4

Executive Management Team J. Bruce Hildebrand, CPA Executive Vice President Chief Financial Officer 16 40 Monica Houston At FFIN In Banking Executive Vice President Retail Banking and Training 23 23 At FFIN In Banking 5

Executive Management Team Luke Longhofer Executive Vice President Chief Credit Officer 8 16 At FFIN In Banking Randy Roewe Executive Vice President Chief Risk Officer 4 29 At FFIN In Banking 6

Executive Management Team John Ruzicka Executive Vice President Chief Information Officer 1 39 At FFIN In Banking Michele Stevens Executive Vice President Advertising and Marketing 22 35 At FFIN In Banking 7

Executive Management Team Kirk Thaxton, CTFA Chairman, President, and CEO First Financial Trust and Asset Management 32 36 At FFIN In Banking Marna Yerigan Executive Vice President Lending 8 38 At FFIN In Banking 8

Senior Management Team Brandon Harris J. Kyle McVey, Senior Vice President Appraisal Services CPA Senior Vice President 5 18 Chief Accounting Officer At FFIN In Banking 9 11 At FFIN In Banking Larry Kentz Senior Vice President and Compliance Officer Compliance 5 38 At FFIN In Banking 9

Line of Business Executives Brandon Barker Co-Manager First Financial Investment Advisors 13At FFIN | 26 In Banking Will Christoferson Vice President Marketing 1At FFIN | 10 In Banking Frank Gioia Senior Vice President Customer Care Center 4At FFIN | 32 In Banking Tony Gorman Senior Vice President Human Resources 5At FFIN | 32 In Banking Rick Howard Co-Manager First Financial Investment Advisors 9At FFIN | 12 In Banking Gary Milliorn Vice President Property Management 4At FFIN | 30 In Banking Andrea Smiddy-Schlagel Executive Vice President Treasury Management 1At FFIN | 31 In Banking Michael Wolverton Executive Vice President Consumer Lending 8At FFIN | 34 In Banking 10

Experienced Regional CEOs & Presidents Marelyn Shedd David Bailey Abilene Eastland 29 36 16 16 At FFIN In Banking At FFIN In Banking Joseph Crouch Mike Mauldin Sweetwater Hereford 2 23 17 42 At FFIN In Banking At FFIN In Banking 11

Experienced Regional CEOs & Presidents Chris Evatt Trent Swearengin San Angelo Stephenville 19 19 20 22 At FFIN In Banking At FFIN In Banking Austin Elsner Cleburne 2 19 At FFIN In Banking Justin Hooper Weatherford 15 26 At FFIN In Banking 12

Experienced Regional CEOs & Presidents Mark Jones Sam Baker Southlake Conroe 19 42 4 43 At FFIN In Banking At FFIN In Banking Stephen Lee Kirby Cason Southeast Texas Huntsville 7 31 1 13 At FFIN In Banking At FFIN In Banking 13

Experienced Regional CEOs & Presidents Johnny Brooks Kingwood 1 at FFIN 37 in Banking Shelley Dacus Kingwood 1 AT FFIN 15 In Banking Marcus Morris Fort Worth 9 At FFIN 11 In Banking 14

15

Independent Public Auditors 16

2018 Financial Review Earnings 17

Board of Directors April Anthony Chief Executive Officer Encompass Home Health and Hospice & Homecare Homebase 4 Audit Years On Committee Appointment Board David Copeland President, SIPCO, Inc. and Shelton Family Foundation Executive/Audit 21 Nominating/Corporate Governance Years On Committee Appointment Board Tucker S. Bridwell President, Mansefeldt Investment Corporation Lead Director/Executive 12 Nominating/Corporate Governance Years On Committee Appointment Board Mike Denny President, Batjer and Associates, Inc. Audit Years On Committee Appointment 18

Board of Directors F. Scott Dueser Chairman of the Board, President and CEO 28 Executive Years On Committee Appointment Board Ron Giddiens G&G Investments 10 Audit Years On Committee Appointment Board Murray Edwards Principal, The Edwards Group Executive/Audit 13 Nominating/Corporate Governance Years On Committee Appointment Board Tim Lancaster Retired President and CEO Hendrick Health System 6 Audit/Compensation Years On Committee Appointment Board 19

Board of Directors Kade L. Matthews Ranching and Investments 21 Compensation Years On Committee Appointment Board Ross H. Smith, Jr. Chairman and President Akrotex, Inc. 5 Compensation Years On Committee Appointment Board Robert C. Nickles, Jr. Executive Chairman of Alegacy Group, LLC Compensation Years On Committee Appointment Board Johnny E. Trotter President and CEO Livestock Investors, Ltd. Executive Compensation 16 Nominating/Corporate Governance Years On Committee Appointment Board 20

ANNUAL SHAREHOLDERS’ 2019MEETING 21

Forward Looking Statement Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “believes,” “expect,” “plan,” “anticipate,” “target,” “forecast” and “goal”. Because such forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans, fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing or saving habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s website or by writing or calling the Company at 325.627.7155. Except as otherwise stated herein, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise. 22

2018 Financial Review Earnings 23

32nd Consecutive Year of Increased Earnings FFIN Earnings (in millions) * Adjusted for tax rate change $150.6 $120.4 $0.66* $100.4 $104.8 $89.6 $7.65* $78.9 2013 2014 2015 2016 2017 2018 24

Strong Shareholder Earnings Basic Earnings Per Share * Adjusted for tax rate change $2.23 $1.82 $0.01* $1.55 $1.59 $1.40 $0.11* $1.24 2013 2014 2015 2016 2017 2018 25

Working Harder and Smarter Efficiency Ratio (FFIN vs. Peers) 2013 2014 2015 2016 2017 2018 First Financial 50.20% 49.24% 47.61% 49.22% 49.26% 49.72% Peer Group 67.87% 66.94% 63.92% 62.83% 61.01% 60.51% 26

Net Interest Margin Quarterly Interest Margin First Financial Peer Group 4.50% 4.25% 4.00% 3.75% 3.50% 3.25% 3.00% 2015 2016 2017 2018 27

FFIN Outperforms Peers Percentage Return on Average Assets First Financial Peer Group 1.98% 1.64% 1.65% 1.72% 1.61% 1.59% 1.22% 1.03% 1.00% 0.95% 0.95% 0.95% 2013 2014 2015 2016 2017 2018 28

Strong Return on Capital Percentage Return on Average Equity First Financial Peer Group 15.37% 13.75% 14.00% 13.60% 13.63% 12.36% 10.86% 8.88% 9.16% 8.67% 8.32% 8.59% 2013 2014 2015 2016 2017 2018 29

Capital Ratios To meet Requirements 12/31/18 3/31/19 of BASEL III for 2019 Tier 1 Leverage Ratio 11.85 12.08 > 4.00 Common Equity Tier 1 Capital Ratio 19.47 19.86 > 7.00 Tier 1 Capital Ratio 19.47 19.86 > 8.50 Total Capital Ratio 20.61 21.00 > 10.50 30

Asset Performance Growth in Total Assets (in millions) $6,810 $7,255 $7,732 $6,665 $5,848 $5,222 2013 2014 2015 2016 2017 2018 31

Loan Performance Growth in FFIN Total Loans (in millions) Agricultural Consumer Commercial 1-4 Family Real Estate Commercial Real Estate $3,975 $3,351 $3,384 $3,501 $2,938 $1,517 $2,689 $1,250 $1,207 $1,208 $976 $912 $1,143 $971 $1,009 $1,069 $855 $777 $640 $685 $674 $683 $845 $590 $334 $361 $386 $409 $404 $373 $76 $106 $102 $84 $95 $97 2013 2014 2015 2016 2017 2018 32

Sound Lending Practices Nonperforming Assets as a Percentage of Loans + Foreclosed Assets (FFIN vs Peers) 2013 2014 2015 2016 2017 2018 First Financial 1.16% 0.74% 0.90% 0.86% 0.57% 0.75% Peer Group 2.71% 1.92% 1.32% 1.05% 0.86% 0.82% 33

Deposit Growth Growth in FFIN Total Deposits (in millions) Non Interest Bearing Interest Bearing $6,180 $5,963 $5,479 $5,190 $4,135 $4,750 $3,921 $4,064 $3,180 $3,444 $3,761 $2,773 $1,746 $1,718 $2,042 $2,116 $1,362 $1,570 2013 2014 2015 2016 2017 2018 34

1st Quarter 2019 Summary 35

1st Quarter Earnings FFIN Earnings (in millions) $38.3 $34.5 $25.7 $26.6 $22.3 $24.0 2014 2015 2016 2017 2018 2019 36

Shareholder Earnings—1st Quarter Basic Earnings Per Share $0.56 $0.51 $0.39 $0.40 $0.35 $0.37 2014 2015 2016 2017 2018 2019 37

Asset Performance Growth in Total Assets (in millions) * As of March 31, 2019 $7,732 $7,945* $7,255 $6,665 $6,810 $5,848 2014 2015 2016 2017 2018 2019 38

Loan Performance Growth in FFIN Total Loans (in millions) * As of March 31, 2019 Agricultural Consumer Commercial 1-4 Family Real Estate Commercial Real Estate $3,975 $4,004* $3,351 $3,384 $3,501 $2,938 $1,517 $1,505 $1,207 $1,208 $1,250 $976 $1,143 $1,200 $971 $1,009 $1,069 $855 $640 $685 $674 $683 $845 $822 $361 $386 $409 $404 $373 $386 $106 $102 $84 $95 $97 $91 2014 2015 2016 2017 2018 2019 39

Deposit Growth Growth in FFIN Total Deposits (in millions) * As of March 31, 2019 Non Interest Bearing Interest Bearing $6,180 $6,351* $5,963 $5,190 $5,479 $4,750 $4,064 $4,185 $3,921 $3,444 $3,761 $3,180 $1,746 $2,042 $2,116 $2,166 $1,570 $1,718 2014 2015 2016 2017 2018 2019 40

FIRST FINANCIAL TRUST YOUR FUTURE FIRST 41

Growth in Trust Assets Total Trust Assets – Book Value/Fair Value (in millions) Book Value Fair Value $5,599 $5,132 $4,373 $4,294 $3,759 $3,870 $3,866 $3,361 $3,374 $3,060 $2,774 $2,465 2013 2014 2015 2016 2017 2018 42

Total Trust Fees Growth in FFTAM Fees (in thousands) $28,181 $23,694 $18,766 $19,252 $19,636 $16,317 2013 2014 2015 2016 2017 2018 43

Revenue from Mineral Management Growth in Mineral Management (in thousands) $4,821 $3,150 $2,648 $2,413 $2,005 $1,709 2013 2014 2015 2016 2017 2018 44

Total Trust Net Income Growth in FFTAM Net Income (in thousands) $13,532 $8,579 $7,109 $7,449 $7,190 $6,142 2013 2014 2015 2016 2017 2018 45

Managed Equity Styles Equity Income Core Domestic Core Diversified Core World Strategic Growth 46

FIRST FINANACIAL TRUST YOUR FUTURE FIRST 47

Trust Locations Abilene Sweetwater Beaumont San Angelo Fort Worth Stephenville Houston Odessa 48

BOOK VALUE OF TRUST ASSETS (in millions) $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 49

FIRST FINANCIAL TRUST YOUR FUTURE FIRST 50

ANNUAL SHAREHOLDERS’ 2019MEETING 51

32nd Consecutive Year of Increased Earnings FFIN Earnings (in millions) * Adjusted for tax rate change $150.6 $120.4 $0.66* $100.4 $104.8 $89.6 $7.65* $78.9 2013 2014 2015 2016 2017 2018 52

Improvements for 2019 Improve Our Interest Rate Margin Grow Loans and Deposits 53

Improvements for 2019 Grow Mortgage & Trust Increase Our Fee Income 54

Improvements for 2019 Control Expenses Continue to Improve Credit Quality 55

Improvements for 2019 Make Another Acquisition 56

Commercial State Bank –Kingwood Acquisition Consummated January 1, 2018 4 Branches in Kingwood, El Campo, Fulshear, Palacios $390.2 million in Assets as of December 31, 2017 $345.9 million in deposits $271.5 million in loans $59.4 million purchase price represents 13.78x last twelve months earnings Commercial Bankshares, Inc. paid a special dividend totaling $22.3 million prior to closing of transaction 57

Commercial State Bank –Kingwood Acquisition Kingwood acquisition is consistent with our acquisition model of high growth areas, strong management and excellent earnings opportunity Provides diversification and fits well into our footprint Management and Board share same values to outstanding customer service Net Income of $6.06 million and an ROA of 1.63% 58

11 Regions Across Texas 59

11 Regions Across Texas Abilene Region Abilene Clyde Moran Albany Odessa Sweetwater Roby Trent Merkel Eastland Rising Star Ranger Cisco 23 Locations 60

11 Regions Across Texas Hereford Region Hereford 1 Location 61

11 Regions Across Texas San Angelo Region San Angelo 2 Locations 62

11 Regions Across Texas Cleburne Region Cleburne Burleson Alvarado Midlothian Waxahachie 6 Locations 63

11 Regions Across Texas Stephenville Region Stephenville Granbury Glen Rose Acton Mineral Wells 7 Locations 64

11 Regions Across Texas Weatherford Region Weatherford Aledo Willow Park Brock 6 Locations 65

11 Regions Across Texas Southlake Region Southlake Trophy Club Keller Bridgeport Boyd Decatur Grapevine 7 Locations 66

11 Regions Across Texas Southeast Texas Region Orange Port Arthur Vidor Mauriceville Newton Beaumont 6 Locations 67

11 Regions Across Texas Conroe Region Conroe Montgomery Cut and Shoot Willis Tomball Spring Magnolia Huntsville New Waverly 10 Locations 68

11 Regions Across Texas Fort Worth Region Fort Worth 1 Location 69

11 Regions Across Texas Kingwood Region Kingwood El Campo Fulshear Palacios 4 Locations 70

11 Regions Across Texas Abilene Hereford San Angelo Cleburne Stephenville Weatherford Southlake Southeast Texas Conroe Fort Worth Kingwood 73 Locations 71

New Waverly Opened December 2018 72

Spring Opened January 2019 73

Orange Opened March 2019 74

Management Changes March 2018 Will Christoferson Vice President –Marketing March 2018 Joseph Crouch President – Sweetwater Region May 2019 Michele Stevens Retires after 22 years of service—First Financial Bankshares 75

Management Changes April 2018 Austin Elsner President and CEO –Cleburne Region August 2018 Kirby Cason President –Huntsville Region April 2018 Tom O’Neil Retires after 20 years of service – Abilene, Eastland, and Cleburne Regions August 2018 Robert Pate Retires after 34 years of service – Huntsville Region 76

Management Changes September 2018 Andrea Smiddy-Schlagel Executive Vice President –Treasury Management December 2018 Justin Hooper President and CEO –Weatherford Region December 2018 John Ruzicka Chief Information Officer and Chairman, President and CEO –First Technology Services, Inc. December 2018 Jay Gibbs Retires after 16 years of service – Weatherford Region 77

Management changes March 2019 Shelley Dacus President Kingwood Region April 2019 Marcus Morris President and CEO of Fort Worth Region 78

Management Changes December 2018 June Wideman Executive Assistant to Scott Dueser retires after 35 years of service 79

Board of Directors Mike Denny President, Batjer and Associates, Inc. Robert C. Nickles, Jr. Executive Chairman of Alegacy Group, LLC 80

Total Return on Investment Assume you owned 1,000 shares of FFIN stock on January 1, 2018 Stock cost in January 2018 $45,050 Dividend declared ($0.82 x 1,000 shares) $820 Increase in stock price during 2018 ($45.05 to $57.69 x 1,000 shares) $12,640 2018 return on investment 28.06% 2017 return on investment 1.33% 2016 return on investment 52.14% 2015 return on investment 3.05% 2014 return on investment -7.96% 5 year compound average return 13.09% 81

Strong Stock Performance 400% 350% 300% 250% 200% 150% 100% 50% 0% -50% -100% Dow Jones NASDAQ S&P 500 FFIN 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 82 82

Dividends Per Share Annual Dividends Declared Per Share $0.82 $0.75 $0.62 $0.70 $0.55 2014 2015 2016 2017 2018 83

Stock Split and Increased Cash Dividend Two-for-One Stock Split 100% Stock Dividend Effective Shareholders of record as of May 15, 2019 Distribution Date June 3, 2019 84

Stock Split and Increased Cash Dividend Increase cash divided to $0.12 per quarter – 14.3% increase Shareholders of record as of June 17, 2019 Dividend payable July 1, 2019 85

FIRST FINANCIAL BANKSHARES INC TM 86